UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) February 9, 2007

                    COMMISSION FILE NUMBER OF ISSUING ENTITY:
                                  333-131213-27

                           RALI SERIES 2006-QH1 TRUST

                         (EXACT NAME OF ISSUING ENTITY)

                      COMMISSION FILE NUMBER OF DEPOSITOR:
                                   333-131213

                        RESIDENTIAL ACCREDIT LOANS, INC.

              (EXACT NAME OF DEPOSITOR AS SPECIFIED IN ITS CHARTER)

                        RESIDENTIAL FUNDING COMPANY, LLC

               (EXACT NAME OF SPONSOR AS SPECIFIED IN ITS CHARTER)

                DELAWARE                                   None
        (STATE OR OTHER JURISDICTION                 (I.R.S. EMPLOYER
            OF INCORPORATION)                       IDENTIFICATION NO.)

        c/o 8400 Normandale Lake Blvd., Suite 250, Minneapolis, MN 55437
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)         (ZIP CODE)

        Registrant's telephone number, including area code (952) 857-7000

        _________________________________________________________________

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8. Other Events.

The Form 8-K/A, filed on December 14, 2006, is hereby amended by this Form 8-K/A to reflect that an amendment has been made to the Series Supplement, dated as of November 1, 2006 to the Standard Terms of Pooling and Servicing Agreement, dated as of November 1, 2006, among Residential Accredit Loans, Inc., as company, Residential Funding Company, LLC, as master servicer, and Deutsche Bank Trust Company Americas, as trustee, previously filed with respect to Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QH1.

Item 9. Financial Statements, Pro Forma Financial Information and Exhibits.

               (a) Not applicable

               (b) Not applicable

               (c) Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

                                                              Sequentially
Exhibit                                                         Numbered
Number                                                        Exhibit Page

10.1 Series Supplement, dated as of November 1, 2006, as amended by Amendment No. 1 to the Series Supplement, dated as of January, 2, 2007, to the Standard Terms of Pooling and Servicing Agreement, dated as of November 1, 2006, among Residential Accredit Loans, Inc., as company, Residential Funding Company, LLC, as master servicer, and Deutsche Bank Trust Company Americas, as trustee.

10.2 Assignment and Assumption Agreement, dated as of November 29, 2006, between Residential Funding Company, LLC and Residential Accredit Loans, Inc. (incorporated by reference to the exhibit with the same numerical designation included in the Report on Form 8-K filed by the Issuing Entity with the Securities and Exchange Commission on December 13,
        2006).

10.3 Certificate Guaranty Insurance Policy (No. AB104BE), issued by Ambac Assurance Corporation in favor of Deutsche Bank Trust Company Americas, as trustee for the benefit of the Class A-3 Certificates issued by the RALI Series 2006-QH1 Trust (incorporated by reference to the exhibit with the same numerical designation included in the Report on Form 8-K filed by the Issuing Entity with the Securities and Exchange Commission on December 13, 2006).

10.4 Yield Maintenance Agreement dated as of November 29, 2006 between Bear Stearns Financial Products, Inc. and Deutsche Bank Trust Company Americas, as trustee, which is intended to benefit certain interest rate risks with respect to the Class A-3 Certificates issued by the RALI Series 2006-QH1 Trust (incorporated by reference to the exhibit with the same numerical designation included in the Report on Form 8-K filed by the Issuing Entity with the Securities and Exchange Commission on December 13, 2006).

10.5 Yield Maintenance Agreement dated as of November 29, 2006 between Bear Stearns Financial Products, Inc. and Deutsche Bank Trust Company Americas, as trustee, which is intended to benefit certain interest rate risks and losses with respect to the Class A and Class M Certificates issued by the RALI Series 2006-QH1 Trust (incorporated by reference to the exhibit with the same numerical designation included in the Report on Form 8-K filed by the Issuing Entity with the Securities and Exchange Commission on December 13, 2006).

99.1 Mortgage Loan Schedule (incorporated by reference to the exhibit with the same numerical designation included in the Report on Form 8-K filed by the Issuing Entity with the Securities and Exchange Commission on December 13, 2006).

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      RESIDENTIAL ACCREDIT LOANS, INC.


                                      By:/s/ Heather Anderson
                                         Name:   Heather Anderson
                                         Title:  Vice President



Dated:  February 9, 2006

EXHIBIT 10.1

Series Supplement, dated as of November 1, 2006, as amended by Amendment No. 1 to the Series Supplement, dated as of January, 2, 2007, to the Standard Terms of Pooling and Servicing Agreement, dated as of November 1, 2006, among Residential Accredit Loans, Inc., as company, Residential Funding Company, LLC, as master servicer, and Deutsche Bank Trust Company Americas, as trustee.

EXHIBIT 10.2

Assignment and Assumption Agreement, dated as of November 29, 2006, between Residential Funding Company, LLC and Residential Accredit Loans, Inc. (incorporated by reference to the exhibit with the same numerical designation included in the Report on Form 8-K filed by the Issuing Entity with the Securities and Exchange Commission on December 13, 2006).

EXHIBIT 10.3

Certificate Guaranty Insurance Policy (No. AB104BE), issued by Ambac Assurance Corporation in favor of Deutsche Bank Trust Company Americas, as trustee for the benefit of the Class A-3 Certificates issued by the RALI Series 2006-QH1 Trust (incorporated by reference to the exhibit with the same numerical designation included in the Report on Form 8-K filed by the Issuing Entity with the Securities and Exchange Commission on December 13, 2006).

EXHIBIT 10.4

Yield Maintenance Agreement dated as of November 29, 2006 between Bear Stearns Financial Products, Inc. and Deutsche Bank Trust Company Americas, as trustee, which is intended to benefit certain interest rate risks with respect to the Class A-3 Certificates issued by the RALI Series 2006-QH1 Trust (incorporated by reference to the exhibit with the same numerical designation included in the Report on Form 8-K filed by the Issuing Entity with the Securities and Exchange Commission on December 13, 2006).

EXHIBIT 10.5

Yield Maintenance Agreement dated as of November 29, 2006 between Bear Stearns Financial Products, Inc. and Deutsche Bank Trust Company Americas, as trustee, which is intended to benefit certain interest rate risks and losses with respect to the Class A and Class M Certificates issued by the RALI Series 2006-QH1 Trust (incorporated by reference to the exhibit with the same numerical designation included in the Report on Form 8-K filed by the Issuing Entity with the Securities and Exchange Commission on December 13, 2006).

EXHIBIT 99.1

Mortgage Loan Schedule (incorporated by reference to the exhibit with the same numerical designation included in the Report on Form 8-K filed by the Issuing Entity with the Securities and Exchange Commission on December 13, 2006).